                                                                    Exhibit 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

     FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 27, 2006 (this "Amendment"), among VISTEON CORPORATION, a Delaware corporation (the "Company"), each subsidiary of the Company party hereto (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), as Administrative Agent, Issuing Bank and Swingline Lender.

                                   WITNESSETH:

     WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006 (the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement);

     WHEREAS the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent are willing to so amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

     WHEREAS the Borrowers have requested that the Lenders, for the avoidance of doubt, consent to certain amendments to the Term Loan Facility, and the Lenders are willing to consent to such amendments on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

     Section 1.1 Amendment to Section 1.01. (a) The defined term "Foreign Stock Holding Company" in Section 1.01 of the Credit Agreement is hereby amended by adding the following after the words "any Domestic Subsidiary": "or any Foreign Subsidiary (it being understood that such Foreign Subsidiary shall be considered a Domestic Subsidiary for purposes of the Security Agreement and Section 5.15 of this Agreement)".

          (b) The defined term "Foreign Stock Holding Company" is hereby further amended by adding the following sentence at the end thereof: "It is understood and agreed that Foreign Stock Holding Companies shall not be Excluded Foreign Subsidiaries for purposes of this Agreement."

     Section 1.2 Amendments to Article V. Article V of the Credit Agreement is hereby amended as follows:

          (a) Section 5.14(b) of the Credit Agreement is hereby amended by (i) adding the following after the words "entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary" in clause (ii):
"(other than a Foreign Stock Holding

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

Company)" and (ii) adding the following after the words "directly owned by such Borrower in each Foreign Subsidiary" in clause (iii): "(other than a Foreign Stock Holding Company)".

          (b) The following is hereby added at the end of Section 5.14: "(l) Each Lender hereby authorizes the Administrative Agent, without further authorization, to execute, deliver and/or accept any Security Document, or any joinder to any Security Document, for the purpose of granting a lien in property of any Borrower or of joining any Borrower thereto."

     Section 1.3 Amendment to Article VI. Article VI of the Credit Agreement is hereby amended as follows:

          (a) Section 6.01(b) of the Credit Agreement is hereby amended by deleting the reference to "$900,000,000" and inserting in lieu thereof "$1,000,000,000".

          (b) The following is hereby added at the end of Section 6.01: "(dd) intercompany notes issued by a Foreign Subsidiary in connection with Permitted Restructuring Transactions so long as (i) if the Permitted Restructuring Transaction involves a transfer by a Borrower, such intercompany note shall be pledged as Collateral pursuant to the Security Documents (subject to the terms of the Intercreditor Agreement) and (ii) such note is not issued in respect of any Indebtedness for borrowed money payable in cash."

          (c) The following is hereby added at the end of Section 6.07: "(aa) intercompany Investments made pursuant to a Permitted Restructuring Transaction to the extent permitted under Section 6.01(dd)."

          (d) The following is hereby added at the end of clause (a)(i) in
Section 6.15: "and Investments permitted by Section 6.07(aa),".

          (e) The following is hereby added at the end of clause (b) in Section 6.15: "(other than Indebtedness permitted by Section 6.01(dd));".

     Section 1.4 Amendment to Article 7. Article 7 of the Credit Agreement is hereby amended by deleting each reference to "clause (f)" in clause (g) thereof and inserting in lieu thereof "clause (g)".

                                   ARTICLE II

                                     CONSENT

     The Lenders hereby consent to each of (i) the amendment of the Term Loan Facility in substantially the form of Exhibit I hereto, (ii) the amendment of the Term Loan Facility in substantially the form of Exhibit II hereto, and (iii) the amendment of the Intercreditor Agreement to substantially conform the definition of "Foreign Stock Holding Company" contained therein to the definition as amended hereby and by the Term Loan Facility amendments referred to above.

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                  ARTICLE III

                              CONDITIONS TO CLOSING

     The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

          (a) First Amendment. The Borrowers, the Administrative Agent and the Required Lenders shall have delivered a duly executed counterpart of this Amendment to the Administrative Agent.

          (b) Administrative Agent Fees and Expenses. The Borrowers shall have paid all fees and expenses then payable pursuant to Section 4.8 hereof or any other Loan Document with respect to this Amendment.

                                   ARTICLE IV

                                  MISCELLANEOUS

     Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

     Section 4.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.

     Section 4.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Agreement and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, and (b) no Default or Event of Default has occurred and is continuing.

     Section 4.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.

     Section 4.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

Amendment. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.

     Section 4.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 4.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 4.8 Costs and Expenses. Subject to the terms set forth in Section
9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.

     Section 4.9 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

              [Remainder of this page is intentionally left blank.]

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                        BORROWERS:

                                        VISTEON CORPORATION


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        ARS, INC.


                                        By /s/ James F. Palmer
                                           -------------------------------------
                                        Name: James F. Palmer
                                        Title: Chief Financial Officer


                                        FAIRLANE HOLDINGS, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        HALLA CLIMATE SYSTEMS ALABAMA CORP.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        INFINITIVE SPEECH SYSTEMS CORP.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        LTD PARTS, INCORPORATED


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        SUNGLAS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VC AVIATION SERVICES, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VC REGIONAL ASSEMBLY & MANUFACTURING,
                                        LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON AC HOLDINGS CORP.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON ASIA HOLDINGS, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        VISTEON AUTOMOTIVE HOLDINGS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON CLIMATE CONTROL SYSTEMS LIMITED


                                        By /s/ James F. Palmer
                                           -------------------------------------
                                        Name: James F. Palmer
                                        Title: Chief Financial Officer


                                        VISTEON DOMESTIC HOLDINGS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON EUROPEAN HOLDINGS CORPORATION


                                        By /s/ Brain P. Casey
                                           -------------------------------------
                                        Name:  Brian P. Casey
                                        Title:  Treasurer


                                        VISTEON GLOBAL TECHNOLOGIES, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name:  Brian P. Casey
                                        Title:  Treasurer


                                        VISTEON GLOBAL TREASURY, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        VISTEON HOLDINGS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON INTERNATIONAL BUSINESS
                                        DEVELOPMENT, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON INTERNATIONAL HOLDINGS, INC.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON LA HOLDINGS CORP.


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON SYSTEMS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer


                                        VISTEON TECHNOLOGIES, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        TYLER ROAD INVESTMENTS, LLC


                                        By /s/ Brian P. Casey
                                           -------------------------------------
                                        Name: Brian P. Casey
                                        Title: Treasurer

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        JPMORGAN CHASE BANK, N.A.
                                        as Administrative Agent, Swingline
                                        Lender, Issuing Bank, and Lender


                                        By: /s/ Robert P. Kellas
                                            ------------------------------------
                                        Name: Robert P. Kellas
                                        Title: Vice President

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        CITICORP USA, INC.


                                        By: /s/ Jeffrey Nitz
                                            ------------------------------------
                                        Name: Jeffrey Nitz
                                        Title: Director

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ V. H. Gibson
                                            ------------------------------------
                                        Name: V. H. Gibson
                                        Title: Assistant Agent

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        WACHOVIA CAPITAL FINANCE
                                        CORPORATION (CENTRAL)


                                        By: /s/ Laura Dixson
                                            ------------------------------------
                                        Name: Laura Dixson
                                        Title: Vice President

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        CREDIT SUISSE, CAYMAN ISLANDS
                                        BRANCH


                                        By: /s/ Bill O'Daly
                                            ------------------------------------
                                        Name: Bill O'Daly
                                        Title: Director


                                        By: /s/ Mikhail Faybusovich
                                            ------------------------------------
                                        Name: Mikhail Faybusovich
                                        Title: Associate

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        WELLS FARGO FOOTHILL, LLC, as a Lender


                                        By: /s/ Juan Barrera
                                            ------------------------------------
                                        Name: Juan Barrera
                                        Title: Vice President

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        BANK OF AMERICA, NA


                                        By: /s/ Brian J. Wright
                                            ------------------------------------
                                        Name: Brian J. Wright
                                        Title: Senior Vice President

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ Kim Nguyen
                                            ------------------------------------
                                        Name: Kim Nguyen
                                        Title: Vice President

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        SUMITOMO MITSUI BANKING
                                        CORPORATION, as a Lender


                                        By: /s/ Yoshihiro Hyakutome
                                            ------------------------------------
                                        Name: Yoshihiro Hyakutome
                                        Title: Joint General Manager

                                                                 FIRST AMENDMENT
                                                     TO VISTEON CREDIT AGREEMENT
                                                                     AND CONSENT

                                        COMERICA BANK


                                        By: /s/ Tamara J. Miller
                                            ------------------------------------
                                        Name: Tamara J. Miller
                                        Title: Vice President